Exhibit 99.3

Birch Branch, Inc.
(Successor of Shun Cheng Holdings HongKong Limited)
Notes to Unaudited Pro Forma Condensed CONSOLIDATED
Financial Information

The following unaudited pro forma condensed consolidated financial information has been prepared to give effect to the proposed merger of Shun Cheng HK and BRBH as a reverse acquisition of assets and a recapitalization in accordance with accounting principles generally accepted in the United States.  For accounting purposes Shun Cheng HK is considered to be acquiring BRBH in the merger.

Note 1 – Share Exchange Agreement

Through a share exchange agreement executed on May 14, 2010 and closed on June 28, 2010, attached herein as Exhibit 2.1, (the ‘Exchange Agreement’), Birch Branch, Inc, (BRBH) which is a public reporting company, acquired all of the issued and outstanding common shares of Shun Cheng Holdings HongKong Limited (“Shun Cheng HK”), a company organized under the laws of Hong Kong and its wholly-owned subsidiary Anyang Shuncheng Energy Technology Co, Ltd., a Chinese wholly-foreign owned enterprise, Henan Shuncheng Group Coal Coke Co., Ltd., a Chinese variable interest entity that Anyang Shuncheng Energy Technology Co., Ltd. controls though certain contractual arrangements, and Henan Shuncheng Group Coal Coke Co., Ltd., a Chinese company which is 86% owned by Henan Shuncheng Group Coal Coke Co., Ltd., from the Shun Cheng HK shareholders for the issuance by BRBH to the Shun Cheng HK shareholders of an aggregate of 30,233,750 newly-issued shares of BRBH common stock, no par value per share, which, when issued, constituted approximately 95% of BRBH’s issued and outstanding  common stock. Upon consummation of the Share Exchange, Shun Cheng HK became a wholly-owned subsidiary of BRBH and the shareholders of Shun Cheng HK obtained a majority voting interest in BRBH.  Accounting principles generally accepted in the United States of America require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purpose, resulting in a reverse acquisition. Accordingly, the stock exchange transaction has been accounted for as a recapitalization of Shun Cheng HK.

The consenting former shareholders of BRBH who received shares in the Exchange are non-US persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and the Shares have been issued in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended. We instructed our Transfer Agent to round up to one for any fractional interest which resulted in the calculation of the Exchange. The Exchange had the effect of increasing the issued and outstanding share capital of the Company from 1,708,123 shares to 32,047,222 shares. All references in the pro forma financial statements included in this current report to stock issued and stock outstanding have been retroactively adjusted as if the Exchange had taken place at the earliest date shown.

Shun Cheng HK was established on December 18, 2009, Anyang Shuncheng Energy Technology Co., Ltd., was approved as a wholly-foreign owned enterprise by the Henan provincial government on March 15, 2010 and formally organized on March 17, 2010, and on March 19, 2010 Henan Shuncheng Group Coal Coke Co., Ltd., entered into a variable interest entity agreement with Anyang Shuncheng Energy Technology Co., Ltd.  Shun Cheng HK and Anyang Shuncheng Energy Technology Co. Ltd. were created solely to control Henan Shuncheng Group Coal Coke Co., Ltd and to complete the Share Exchange agreement and did not have any significant transactions since their formation.  The unaudited pro forma condensed consolidated financial information gives effect to the reverse acquisition, the variable interest entity agreements and the formation of Shun Cheng HK and Anyang Shuncheng Energy Technology Co. Ltd., as if it had occurred at the earliest date in these pro forma statements.

Note 2 – Accounting Period Change

To coincide with the accounting cycle of our acquired subsidiary Shun Cheng HK, we have changed our fiscal year end from June 30th to December 31st. This change is reflected in the pro forma financial information.

Note 3 – Adjustments to unaudited Pro Forma Condensed Consolidated Financial Information

The accompanying unaudited pro forma condensed consolidated financial information gives effect to the Exchange Agreement as if it had occurred at an earlier date, and has been prepared for illustrative purposes only and is not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had Shun Cheng HK and BRBH been a combined company during the specified periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document. In addition, the unaudited pro forma condensed consolidated financial information gives effect only to the adjustments set forth in the accompanying notes and does not reflect any restructuring or acquisition related costs, or any potential cost savings or other synergies that management expects to realize as a result of the acquisition. The unaudited pro forma condensed consolidated financial information, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements found as exhibits 99.1 and 99.2 in this Form 8-K.

The adjustments to the unaudited pro forma condensed consolidated financial information as of March 31, 2010, December 31, 2009 and 2008 in connection with the proposed acquisition are presented below:

(a) This adjustment reflects the issuance of 30,233,750 shares of BRBH’s common stock (no par value) for the reverse acquisition of all issued and outstanding shares of Shun Cheng HK, the cancellation of 1,708,123 common shares of BRBH’s common stock held by the pre-acquisition principal shareholder of BRBH, and the elimination of pre-acquisition accumulated deficit and deferred loan fee of BRBH.

(b) This adjustment reflects the conversion of related party BRBH balances to common stock as well as the reversal of nonrecurring related party expenses primarily related to interest expense for related party loans.

BIRCH BRANCH, INC.
(SUCCESSOR OF SHUN CHENG HOLDINGS HONGKONG LIMITED)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2010
(Amounts expressed in US Dollars)

	Historical	Historical	Pro Forma		Combined
	Shun Cheng HK	BRBH	Adjustments	Note	Pro Forma
ASSETS
Current assets:
Cash	$5,613,965	$9,847			$5,623,812
Restricted cash	49,589,715	-			49,589,715
Bank notes receivable	4,800,512	-			4,800,512
Trade receivables, net	19,756,586	-			19,756,586
Inventories, net	36,439,197	-			36,439,197
Deposits, prepaid expenses, and other current assets	62,861,032	395			62,861,427

Total current assets	179,061,007	10,242			179,071,249

Deposits for construction projects	11,926,400	-			11,926,400
Property, plant and equipment, net	64,288,271	-			64,288,271
Long-term investments	19,811,597	-			19,811,597

Total assets	$275,087,275	$10,242			$275,097,517

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Bank notes payable	$62,755,080	$-			$62,755,080
Accounts payable	36,120,615	680			36,121,295
Accounts payable - related party	-	7,500	(7,500)	(b)	-
Accrued expense - related party	-	13,419	(13,419)	(b)	-
Notes payable - related party	-	105,000	(105,000)	(b)	-
Accrued liabilities	7,032,087	-			7,032,087
Income tax payable	8,823,109	-			8,823,109
Loans payable	64,857,847	-			64,857,847
Other payable	6,313,108	-			6,313,108
Capital lease obligation, current portion	1,332,279	-			1,332,279

Total current liabilities	187,234,125	126,599			187,234,805

Loans payable to related party	35,645,982	-			35,645,982
Deferred income	5,193,019	-			5,193,019
Capital lease obligation, less current portion	4,821,815	-			4,821,815

Total liabilities	232,894,941	126,599			232,895,621

Shareholders' equity (Deficit)
Preferred stock, authrozied 50,000,000 shares, no par value,
none ussed or outstanding	-	-			-
Common stock, authroized 500,000,000 shares, no par value,
1,708,123 issued and outstanding	-	65,613	(65,613)	(a)	-
Owners’ capital (SC Coke)	6,395,907	-	(6,395,907)	(a)	-
Additional paid in capital	-	152,877	6,117,111	(a)	6,405,469
			9,562	(a)
			125,919	(b)
Surplus reserve	234,683	-			234,683
Deferred loan fee, net of amortization	-	(1,814)	1,814	(a)	-
Retained earnings (Accmulated deficit)	32,549,158	(5,173)	5,173	(a)	32,549,158
Accmulated (deficit) during development stage	-	(327,860)	327,860	(a)	-
Accumulated other comprehensive income	2,602,278	-			2,602,278

Total shareholders' (deficit)	41,782,026	(116,357)			41,791,588
Noncontrolling interest	410,308	-			410,308

Total stockholders' equity	42,192,334	(116,357)			42,201,896

Total liabilities and stockholders' equity	$275,087,275	$10,242			$275,097,517

BIRCH BRANCH, INC.
(SUCCESSOR OF SHUN CHENG HOLDINGS HONGKONG LIMITED)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2010
(Amounts expressed in US Dollars)

	Historical	Historical	Pro Forma		Combined
	Shun Cheng HK	BRBH	Adjustments	Note	Pro Forma

Revenues	$64,417,320	$-			$64,417,320

Cost of revenues	59,443,601	-			59,443,601

Gross profit	4,973,719	-			4,973,719

Operating expenses:
Sales and marketing	863,374	-			863,374
General and administrative	1,728,459	6,519	(5,154)	(b)	1,729,824

Total operating expenses	2,591,833	6,519			2,593,198

Income (loss) from operations	2,381,886	(6,519)			2,375,367

Other income (expense):
Interest income	311,735				311,735
Interest expense	(1,235,748)	(1,785)	1,785	(b)	(1,235,748)
Other income (expense), net	103,994				103,994

Total other expense	(820,019)	(1,785)			(820,019)

Income (loss) before provision for income taxes	1,561,867	(8,304)			1,555,348

Provision for (benefit from) income taxes	502,139				502,139

Net income (loss)	1,059,728	(8,304)			1,053,209

Less: attributable to the noncontrolling interest	(62,536)				(62,536)

Net income (loss) attributable to Henan Shuncheng
Group Coal Coke Co., Ltd.	$1,122,264	$(8,304)			$1,115,745

BIRCH BRANCH, INC.
(SUCCESSOR OF SHUN CHENG HOLDINGS HONGKONG LIMITED)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009
(Amounts expressed in US Dollars)

	Historical	Historical	Pro Forma		Combined
	Shun Cheng HK	BRBH	Adjustments	Note	Pro Forma

Revenues	$206,729,105	$-			$206,729,105
					-
Cost of revenues	173,409,405	-			173,409,405
					-
Gross profit	33,319,700	-			33,319,700

Operating expenses:
Sales and marketing	3,862,220	-			3,862,220
General and administrative	9,710,677	31,135	(20,948)	(b)	9,720,864

Total operating expenses	13,572,897	31,135			13,583,084
					-
Income from operations	19,746,803	(31,135)			19,736,616

Other income (expense):
Interest income	898,656				898,656
Interest expense	(2,139,702)	(5,745)	5,745	(b)	(2,139,702)
Investment income	2,536,668				2,536,668
Other income (expense), net	152,105				152,105

Total other income (expense)	1,447,727	(5,745)			1,447,727
					-
Income before provision for income taxes	21,194,530	(36,880)			21,184,343

Provision for income taxes	5,344,855	-			5,344,855

Net income	15,849,675	(36,880)			15,839,488

Less: net income attributable to the noncontrolling interest	104,012	-			104,012

Net income attributable to Henan Shuncheng
Group Coal Coke Co., Ltd.	$15,745,663	$(36,880)			$15,735,476